Exhibit 99.2

MORGAN STANLEY
Financial Supplement - 4Q 2015
Table of Contents
Page #

1	…………….	Quarterly Consolidated Financial Summary
2	…………….	Quarterly Consolidated Income Statement Information
3	…………….	Quarterly Consolidated Financial Information and Statistical Data
4	…………….	Quarterly Consolidated Loans and Lending Commitments Financial Information
5	…………….	Quarterly Institutional Securities Income Statement Information
6	…………….	Quarterly Institutional Securities Financial Information and Statistical Data
7	…………….	Quarterly Wealth Management Income Statement Information
8	…………….	Quarterly Wealth Management Financial Information and Statistical Data
9	…………….	Quarterly Investment Management Income Statement Information
10	…………….	Quarterly Investment Management Financial Information and Statistical Data
11	…………….	Quarterly U.S. Bank Supplemental Financial Information
12	…………….	Quarterly Consolidated Return on Equity Financial Information
13	…………….	Quarterly Earnings Per Share Summary
14 - 15	…………….	End Notes
16	…………….	Definition of Performance Metrics and GAAP to Non-GAAP Measures
17	…………….	Legal Notice

MORGAN STANLEY
Quarterly Consolidated Financial Summary
(unaudited, dollars in millions, except for per share data)

	Quarter Ended			Percentage Change From:		Twelve Months Ended		Percentage
	Dec 31, 2015	Sept 30, 2015	Dec 31, 2014	Sept 30, 2015	Dec 31, 2014	Dec 31, 2015	Dec 31, 2014	Change
Net revenues
Institutional Securities	$3,419	$3,904	$3,430	(12%)	--	$17,953	$16,871	6%
Wealth Management	3,751	3,640	3,804	3%	(1%)	15,100	14,888	1%
Investment Management	621	274	588	127%	6%	2,315	2,712	(15%)
Intersegment Eliminations	(53)	(51)	(58)	(4%)	9%	(213)	(196)	(9%)
Net revenues	$7,738	$7,767	$7,764	--	--	$35,155	$34,275	3%

Income (loss) from continuing operations before tax
Institutional Securities	$548	$688	$(3,661)	(20%)	*	$4,671	$(58)	*
Wealth Management	768	824	736	(7%)	4%	3,332	2,985	12%
Investment Management	123	(38)	(6)	*	*	492	664	(26%)
Intersegment Eliminations	0	0	0	--	--	0	0	--
Income (loss) from continuing operations before tax	$1,439	$1,474	$(2,931)	(2%)	*	$8,495	$3,591	137%

Net Income (loss) applicable to Morgan Stanley
Institutional Securities	$341	$518	$(3,440)	(34%)	*	$3,696	$(96)	*
Wealth Management	480	509	1,825	(6%)	(74%)	2,085	3,192	(35%)
Investment Management	87	(9)	(15)	*	*	346	371	(7%)
Intersegment Eliminations	0	0	0	--	--	0	0	--
Net Income (loss) applicable to Morgan Stanley	$908	$1,018	$(1,630)	(11%)	*	$6,127	$3,467	77%

Financial Metrics:

Earnings per diluted share from continuing operations	$0.39	$0.48	$(0.91)	(19%)	*	$2.91	$1.61	81%
Earnings per diluted share	$0.39	$0.48	$(0.91)	(19%)	*	$2.90	$1.60	81%

Earnings per diluted share from continuing operations excluding DVA	$0.43	$0.34	$(0.98)	26%	*	$2.71	$1.39	95%
Earnings per diluted share excluding DVA	$0.43	$0.34	$(0.99)	26%	*	$2.70	$1.39	94%

Return on average common equity from continuing operations	4.5%	5.6%	*			8.5%	4.9%
Return on average common equity	4.4%	5.6%	*			8.5%	4.8%

Return on average common equity from continuing operations excluding DVA	4.9%	3.9%	*			7.8%	4.1%
Return on average common equity excluding DVA	4.9%	3.9%	*			7.8%	4.1%

Notes:	-	Refer to End Notes, Definition of Performance Metrics and GAAP to Non-GAAP Measures and Legal Notice on pages 14 - 17.

MORGAN STANLEY
Quarterly Consolidated Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Twelve Months Ended		Percentage
	Dec 31, 2015	Sept 30, 2015	Dec 31, 2014	Sept 30, 2015	Dec 31, 2014	Dec 31, 2015	Dec 31, 2014	Change
Revenues:
Investment banking	$1,310	$1,313	$1,456	--	(10%)	$5,594	$5,948	(6%)
Trading	1,465	2,026	1,451	(28%)	1%	10,114	9,377	8%
Investments	133	(119)	112	*	19%	541	836	(35%)
Commissions and fees	1,095	1,115	1,235	(2%)	(11%)	4,554	4,713	(3%)
Asset management, distribution and admin. fees	2,611	2,732	2,684	(4%)	(3%)	10,766	10,570	2%
Other	87	(62)	223	*	(61%)	493	1,096	(55%)
Total non-interest revenues	6,701	7,005	7,161	(4%)	(6%)	32,062	32,540	(1%)

Interest income	1,514	1,451	1,436	4%	5%	5,835	5,413	8%
Interest expense	477	689	833	(31%)	(43%)	2,742	3,678	(25%)
Net interest	1,037	762	603	36%	72%	3,093	1,735	78%
Net revenues (1)	7,738	7,767	7,764	--	--	35,155	34,275	3%
Non-interest expenses:
Compensation and benefits (2)	3,650	3,437	5,104	6%	(28%)	16,016	17,824	(10%)

Non-compensation expenses:
Occupancy and equipment	348	341	364	2%	(4%)	1,382	1,433	(4%)
Brokerage, clearing and exchange fees	457	485	468	(6%)	(2%)	1,892	1,806	5%
Information processing and communications	467	447	404	4%	16%	1,767	1,635	8%
Marketing and business development	194	158	186	23%	4%	681	658	3%
Professional services	638	576	611	11%	4%	2,298	2,117	9%
Other (3)	545	849	3,558	(36%)	(85%)	2,624	5,211	(50%)
Total non-compensation expenses	2,649	2,856	5,591	(7%)	(53%)	10,644	12,860	(17%)

Total non-interest expenses	6,299	6,293	10,695	--	(41%)	26,660	30,684	(13%)

Income (loss) from continuing operations before taxes	1,439	1,474	(2,931)	(2%)	*	8,495	3,591	137%
Income tax provision / (benefit) from continuing operations (4)	496	423	(1,353)	17%	*	2,200	(90)	*
Income (loss) from continuing operations	943	1,051	(1,578)	(10%)	*	6,295	3,681	71%
Gain (loss) from discontinued operations after tax	(7)	(2)	(8)	*	13%	(16)	(14)	(14%)
Net income (loss)	$936	$1,049	$(1,586)	(11%)	*	$6,279	$3,667	71%
Net income applicable to nonredeemable noncontrolling interests	28	31	44	(10%)	(36%)	152	200	(24%)
Net income (loss) applicable to Morgan Stanley	908	1,018	(1,630)	(11%)	*	6,127	3,467	77%
Preferred stock dividend / Other	155	79	119	96%	30%	456	315	45%
Earnings (loss) applicable to Morgan Stanley common shareholders	$753	$939	$(1,749)	(20%)	*	$5,671	$3,152	80%

Pre-tax profit margin	19%	19%	*			24%	10%
Compensation and benefits as a % of net revenues	47%	44%	66%			46%	52%
Non-compensation expenses as a % of net revenues	34%	37%	72%			30%	38%
Effective tax rate from continuing operations (4)	34.5%	28.7%	46.2%			25.9%	*

Notes:	-	Refer to End Notes, Definition of Performance Metrics and GAAP to Non-GAAP Measures and Legal Notice on pages 14 - 17.

MORGAN STANLEY
Quarterly Consolidated Financial Information and Statistical Data
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Twelve Months Ended		Percentage
	Dec 31, 2015	Sept 30, 2015	Dec 31, 2014	Sept 30, 2015	Dec 31, 2014	Dec 31, 2015	Dec 31, 2014	Change

Regional revenues
Americas	$5,721	$5,652	$6,118	1%	(6%)	$25,080	$25,140	--
EMEA (Europe, Middle East, Africa)	957	1,198	581	(20%)	65%	5,353	4,772	12%
Asia	1,060	917	1,065	16%	--	4,722	4,363	8%
Consolidated net revenues	$7,738	$7,767	$7,764	--	--	$35,155	$34,275	3%

Worldwide employees	56,218	56,267	55,802	--	1%

Deposits	$156,034	$147,226	$133,544	6%	17%
Assets	$787,985	$834,113	$801,510	(6%)	(2%)
Risk-weighted assets	$384,964	$423,242	$456,008	(9%)	(16%)
Global liquidity reserve	$203,264	$190,865	$193,169	6%	5%
Long-term debt outstanding	$153,768	$160,343	$152,772	(4%)	1%
Maturities of long-term debt outstanding (next 12 months)	$22,398	$25,022	$20,740	(10%)	8%

Common equity	$67,662	$67,767	$64,880	--	4%
Less: Goodwill and intangible assets	(9,564)	(9,652)	(9,742)	1%	2%
Tangible common equity	$58,098	$58,115	$55,138	--	5%

Preferred equity	$7,520	$7,520	$6,020	--	25%
Junior subordinated debt issued to capital trusts	$2,870	$2,869	$4,868	--	(41%)

Period end common shares outstanding (millions)	1,920	1,938	1,951	(1%)	(2%)
Book value per common share	$35.24	$34.97	$33.25
Tangible book value per common share	$30.26	$29.99	$28.26

Common Equity Tier 1 capital Advanced (Transitional)	$59,384	$59,056	$57,324	1%	4%
Tier 1 capital Advanced (Transitional)	$66,701	$66,071	$64,182	1%	4%

Common Equity Tier 1 capital ratio Advanced (Transitional)	15.4%	14.0%	12.6%
Common Equity Tier 1 capital ratio Advanced (Fully Phased-in)	14.1%	12.6%	10.7%
Tier 1 capital ratio Advanced (Transitional)	17.3%	15.6%	14.1%
Tier 1 leverage ratio (Transitional)	8.3%	8.1%	7.9%
Supplementary Leverage Ratio (Transitional)	6.1%	5.9%	5.4%
Supplementary Leverage Ratio (Fully Phased-in)	5.8%	5.5%	4.7%

Notes:	-	Refer to End Notes, Definition of Performance Metrics and GAAP to Non-GAAP Measures and Legal Notice on pages 14 - 17.

MORGAN STANLEY
Quarterly Consolidated Loans and Lending Commitments Financial Information
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:
	Dec 31, 2015	Sept 30, 2015	Dec 31, 2014	Sept 30, 2015	Dec 31, 2014

Institutional Securities
Corporate loans (1)	$16.2	$15.3	$16.2	6%	--

Corporate lending commitments (2)	$91.6	$100.6	$82.0	(9%)	12%

Corporate Loans and Lending Commitments (3)	$107.8	$115.9	$98.2	(7%)	10%

Other loans	$30.7	$27.6	$24.5	11%	25%

Other lending commitments	$3.9	$6.9	$5.2	(43%)	(25%)

Other Loans and Lending Commitments (4)	$34.6	$34.5	$29.7	--	16%

Institutional Securities Loans and Lending Commitments (5)	$142.4	$150.4	$127.9	(5%)	11%

Wealth Management

Loans	$49.5	$46.6	$37.8	6%	31%

Lending commitments	$5.8	$5.7	$5.0	2%	16%

Wealth Management Loans and Lending Commitments (6)	$55.3	$52.3	$42.8	6%	29%

Consolidated Loans and Lending Commitments	$197.7	$202.7	$170.7	(2%)	16%

Notes:	-	Refer to End Notes, Definition of Performance Metrics and GAAP to Non-GAAP Measures and Legal Notice on pages 14 - 17.

MORGAN STANLEY
Quarterly Institutional Securities Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Twelve Months Ended		Percentage
	Dec 31, 2015	Sept 30, 2015	Dec 31, 2014	Sept 30, 2015	Dec 31, 2014	Dec 31, 2015	Dec 31, 2014	Change
Revenues:
Investment banking	$1,214	$1,181	$1,295	3%	(6%)	$5,008	$5,203	(4%)
Trading	1,209	1,984	1,219	(39%)	(1%)	9,400	8,445	11%
Investments	33	113	30	(71%)	10%	274	240	14%
Commissions and fees	603	657	674	(8%)	(11%)	2,616	2,610	--
Asset management, distribution and admin. fees	70	66	68	6%	3%	281	281	--
Other	31	(112)	161	*	(81%)	221	684	(68%)
Total non-interest revenues	3,160	3,889	3,447	(19%)	(8%)	17,800	17,463	2%

Interest income	772	825	891	(6%)	(13%)	3,190	3,389	(6%)
Interest expense	513	810	908	(37%)	(44%)	3,037	3,981	(24%)
Net interest	259	15	(17)	*	*	153	(592)	*
Net revenues (1)	3,419	3,904	3,430	(12%)	--	17,953	16,871	6%

Compensation and benefits (2)	1,226	1,318	2,432	(7%)	(50%)	6,467	7,786	(17%)
Non-compensation expenses (3)	1,645	1,898	4,659	(13%)	(65%)	6,815	9,143	(25%)
Total non-interest expenses	2,871	3,216	7,091	(11%)	(60%)	13,282	16,929	(22%)

Income (loss) from continuing operations before taxes	548	688	(3,661)	(20%)	*	4,671	(58)	*
Income tax provision / (benefit) from continuing operations (4)	167	141	(261)	18%	*	825	(90)	*
Income (loss) from continuing operations	381	547	(3,400)	(30%)	*	3,846	32	*
Gain (loss) from discontinued operations after tax	(7)	(3)	(8)	(133%)	13%	(17)	(19)	11%
Net income (loss)	374	544	(3,408)	(31%)	*	3,829	13	*
Net income applicable to nonredeemable noncontrolling interests	33	26	32	27%	3%	133	109	22%
Net income (loss) applicable to Morgan Stanley	$341	$518	$(3,440)	(34%)	*	$3,696	$(96)	*

Pre-tax profit margin	16%	18%	*			26%	*
Compensation and benefits as a % of net revenues	36%	34%	71%			36%	46%

Notes:	-	Refer to End Notes, Definition of Performance Metrics and GAAP to Non-GAAP Measures and Legal Notice on pages 14 - 17.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Institutional Securities
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Twelve Months Ended		Percentage
	Dec 31, 2015	Sept 30, 2015	Dec 31, 2014	Sept 30, 2015	Dec 31, 2014	Dec 31, 2015	Dec 31, 2014	Change

Investment Banking
Advisory revenues	$516	$557	$488	(7%)	6%	$1,967	$1,634	20%
Underwriting revenues
Equity	352	250	345	41%	2%	1,398	1,613	(13%)
Fixed income	346	374	462	(7%)	(25%)	1,643	1,956	(16%)
Total underwriting revenues	698	624	807	12%	(14%)	3,041	3,569	(15%)

Total investment banking revenues	$1,214	$1,181	$1,295	3%	(6%)	$5,008	$5,203	(4%)

Sales & Trading
Equity	$1,784	$1,869	$1,687	(5%)	6%	$8,288	$7,135	16%
Fixed Income & Commodities (1)	460	918	294	(50%)	56%	4,758	4,214	13%
Other	(103)	(65)	(37)	(58%)	(178%)	(596)	(605)	1%
Total sales & trading net revenues	$2,141	$2,722	$1,944	(21%)	10%	$12,450	$10,744	16%

Investments & Other
Investments	$33	$113	$30	(71%)	10%	$274	$240	14%
Other	31	(112)	161	*	(81%)	221	684	(68%)
Total investments & other revenues	$64	$1	$191	*	(66%)	$495	$924	(46%)

Institutional Securities net revenues	$3,419	$3,904	$3,430	(12%)	--	$17,953	$16,871	6%

Average Daily 95% / One-Day Value-at-Risk ("VaR")
Primary Market Risk Category ($ millions, pre-tax)
Interest rate and credit spread	$31	$37	$34
Equity price	$18	$18	$18
Foreign exchange rate	$11	$12	$11
Commodity price	$12	$17	$14

Aggregation of Primary Risk Categories	$43	$50	$43

Credit Portfolio VaR	$13	$12	$12

Trading VaR	$46	$53	$47

Notes:	For the periods noted below, sales and trading net revenues included positive / (negative) revenue related to DVA as follows:
December 31, 2015: Total QTD: $(124) million; Fixed Income & Commodities: $(90) million; Equity: $(34) million
September 30, 2015: Total QTD: $435 million; Fixed Income & Commodities: $335 million; Equity: $100 million
December 31, 2014: Total QTD: $223 million; Fixed Income & Commodities: $161 million; Equity: $62 million
December 31, 2015: Total YTD: $618 million; Fixed Income & Commodities: $455 million; Equity: $163 million
December 31, 2014: Total YTD: $651 million; Fixed Income & Commodities: $419 million; Equity: $232 million
	-	Refer to End Notes, Definition of Performance Metrics and GAAP to Non-GAAP Measures and Legal Notice on pages 14 - 17.

MORGAN STANLEY
Quarterly Wealth Management Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Twelve Months Ended		Percentage
	Dec 31, 2015	Sept 30, 2015	Dec 31, 2014	Sept 30, 2015	Dec 31, 2014	Dec 31, 2015	Dec 31, 2014	Change
Revenues:
Investment banking	$105	$140	$173	(25%)	(39%)	$623	$791	(21%)
Trading	256	47	230	*	11%	731	957	(24%)
Investments	0	3	1	*	*	18	9	100%
Commissions and fees	500	465	573	8%	(13%)	1,981	2,127	(7%)
Asset management, distribution and admin. fees	2,065	2,182	2,135	(5%)	(3%)	8,536	8,345	2%
Other	46	52	67	(12%)	(31%)	255	320	(20%)
Total non-interest revenues	2,972	2,889	3,179	3%	(7%)	12,144	12,549	(3%)

Interest income	809	777	670	4%	21%	3,105	2,516	23%
Interest expense	30	26	45	15%	(33%)	149	177	(16%)
Net interest	779	751	625	4%	25%	2,956	2,339	26%
Net revenues	3,751	3,640	3,804	3%	(1%)	15,100	14,888	1%

Compensation and benefits (1)	2,146	2,024	2,291	6%	(6%)	8,595	8,825	(3%)
Non-compensation expenses	837	792	777	6%	8%	3,173	3,078	3%
Total non-interest expenses	2,983	2,816	3,068	6%	(3%)	11,768	11,903	(1%)

Income (loss) from continuing operations before taxes	768	824	736	(7%)	4%	3,332	2,985	12%
Income tax provision / (benefit) from continuing operations (2)	288	315	(1,089)	(9%)	*	1,247	(207)	*
Income (loss) from continuing operations	480	509	1,825	(6%)	(74%)	2,085	3,192	(35%)
Gain (loss) from discontinued operations after tax	0	0	0	--	--	0	0	--
Net income (loss)	480	509	1,825	(6%)	(74%)	2,085	3,192	(35%)
Net income applicable to nonredeemable noncontrolling interests	-	-	-	--	--	-	-	--
Net income (loss) applicable to Morgan Stanley	$480	$509	$1,825	(6%)	(74%)	$2,085	$3,192	(35%)

Pre-tax profit margin	20%	23%	19%			22%	20%
Compensation and benefits as a % of net revenues	57%	56%	60%			57%	59%

Notes:	-	Refer to End Notes, Definition of Performance Metrics and GAAP to Non-GAAP Measures and Legal Notice on pages 14 - 17.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Wealth Management
(unaudited)

	Quarter Ended			Percentage Change From:
	Dec 31, 2015	Sept 30, 2015	Dec 31, 2014	Sept 30, 2015	Dec 31, 2014

Bank deposit program (billions) (1)	$149	$139	$137	7%	9%

Wealth Management Metrics

Wealth Management representatives	15,889	15,807	16,076	1%	(1%)

Annualized revenue per representative (000's)	$947	$922	$944	3%	--

Client assets (billions)	$1,985	$1,925	$2,025	3%	(2%)
Client assets per representative (millions)	$125	$122	$126	2%	(1%)
Client liabilities (billions)	$64	$61	$51	5%	25%

Fee based asset flows (billions)	$11.4	$7.7	$20.8	48%	(45%)
Fee based client account assets (billions)	$795	$770	$785	3%	1%
Fee based assets as a % of client assets	40%	40%	39%

Retail locations	608	616	622	(1%)	(2%)

Notes:	-	Refer to End Notes, Definition of Performance Metrics and GAAP to Non-GAAP Measures and Legal Notice on pages 14 - 17.

MORGAN STANLEY
Quarterly Investment Management Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Twelve Months Ended		Percentage
	Dec 31, 2015	Sept 30, 2015	Dec 31, 2014	Sept 30, 2015	Dec 31, 2014	Dec 31, 2015	Dec 31, 2014	Change
Revenues:
Investment banking	$-	$1	$-	*	--	$1	$5	(80%)
Trading	2	0	3	*	(33%)	(1)	(19)	95%
Investments (1)	100	(235)	81	*	23%	249	587	(58%)
Commissions and fees	1	0	0	*	*	1	0	*
Asset management, distribution and admin. fees	502	511	506	(2%)	(1%)	2,049	2,049	--
Other	17	1	2	*	*	32	106	(70%)
Total non-interest revenues	622	278	592	124%	5%	2,331	2,728	(15%)

Interest income	1	0	0	*	*	2	2	--
Interest expense	2	4	4	(50%)	(50%)	18	18	--
Net interest	(1)	(4)	(4)	75%	75%	(16)	(16)	--
Net revenues	621	274	588	127%	6%	2,315	2,712	(15%)

Compensation and benefits (2)	278	95	381	193%	(27%)	954	1,213	(21%)
Non-compensation expenses	220	217	213	1%	3%	869	835	4%
Total non-interest expenses	498	312	594	60%	(16%)	1,823	2,048	(11%)

Income (loss) from continuing operations before taxes	123	(38)	(6)	*	*	492	664	(26%)
Income tax provision / (benefit) from continuing operations	41	(33)	(3)	*	*	128	207	(38%)
Income (loss) from continuing operations	82	(5)	(3)	*	*	364	457	(20%)
Gain (loss) from discontinued operations after tax	0	1	0	*	--	1	5	(80%)
Net income (loss)	82	(4)	(3)	*	*	365	462	(21%)
Net income applicable to nonredeemable noncontrolling interests	(5)	5	12	*	*	19	91	(79%)
Net income (loss) applicable to Morgan Stanley	$87	$(9)	$(15)	*	*	$346	$371	(7%)

Pre-tax profit margin	20%	*	*			21%	24%
Compensation and benefits as a % of net revenues	45%	35%	65%			41%	45%

Notes:	-	Refer to End Notes, Definition of Performance Metrics and GAAP to Non-GAAP Measures and Legal Notice on pages 14 - 17.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Investment Management
(unaudited)

	Quarter Ended			Percentage Change From:		Twelve Months Ended		Percentage
	Dec 31, 2015	Sept 30, 2015	Dec 31, 2014	Sept 30, 2015	Dec 31, 2014	Dec 31, 2015	Dec 31, 2014	Change

Net Revenues (millions)
Traditional Asset Management	$410	$389	$432	5%	(5%)	$1,669	$1,798	(7%)
Merchant Banking and Real Estate Investing (1)	211	(115)	156	*	35%	646	914	(29%)
Total Investment Management	$621	$274	$588	127%	6%	$2,315	$2,712	(15%)

Assets under management or supervision (billions)

Net flows by asset class (2)
Traditional Asset Management
Equity (3)	$(2.9)	$(1.5)	$(2.9)	(93%)	--	$(10.8)	$(1.9)	*
Fixed Income	0.0	(3.0)	1.4	*	*	(2.2)	5.2	*
Liquidity	1.4	15.8	3.3	(91%)	(58%)	20.7	17.4	19%
Alternatives	0.1	(0.7)	0.6	*	(83%)	0.1	3.5	(97%)
Managed Futures	0.0	(0.1)	(0.2)	*	*	(0.4)	(0.9)	56%
Total Traditional Asset Management	(1.4)	10.5	2.2	*	*	7.4	23.3	(68%)

Merchant Banking and Real Estate Investing	0.4	0.5	1.3	(20%)	(69%)	(0.1)	0.7	*
Total net flows	$(1.0)	$11.0	$3.5	*	*	$7.3	$24.0	(70%)

Assets under management or supervision by asset class (4)
Traditional Asset Management
Equity	$126	$125	$141	1%	(11%)
Fixed Income	60	61	65	(2%)	(8%)
Liquidity	149	148	128	1%	16%
Alternatives	36	36	36	--	--
Managed Futures	3	3	3	--	--
Total Traditional Asset Management	374	373	373	--	--

Merchant Banking and Real Estate Investing	32	31	30	3%	7%
Total Assets Under Management or Supervision	$406	$404	$403	--	1%
Share of minority stake assets	$7	$8	$7	(13%)	--

Notes:	-	Refer to End Notes, Definition of Performance Metrics and GAAP to Non-GAAP Measures and Legal Notice on pages 14 - 17.

MORGAN STANLEY
Quarterly U.S. Bank Supplemental Financial Information
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:
	Dec 31, 2015	Sept 30, 2015	Dec 31, 2014	Sept 30, 2015	Dec 31, 2014

U.S. Bank assets	$174.2	$163.5	$151.2	7%	15%

U.S. Bank investment securities portfolio (1)	$57.9	$52.4	$57.3	10%	1%

Wealth Management U.S. Bank Data
Securities-based lending and other loans	$28.5	$26.8	$21.9	6%	30%
Residential real estate loans	21.0	19.7	15.8	7%	33%
Total Securities-based and residential loans	$49.5	$46.5	$37.7	6%	31%

Institutional Securities U.S. Bank Data
Corporate Lending	$10.0	$10.0	$9.6	--	4%
Other Lending:
Corporate loans	12.9	10.5	8.0	23%	61%
Wholesale real estate and other loans (2)	8.9	9.2	8.6	(3%)	3%
Total other loans	$21.8	$19.7	$16.6	11%	31%
Total corporate and other loans	$31.8	$29.7	$26.2	7%	21%

Notes:	-	Refer to End Notes, Definition of Performance Metrics and GAAP to Non-GAAP Measures and Legal Notice on pages 14 - 17.

MORGAN STANLEY
Quarterly Consolidated Return on Equity Financial Information
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:		Twelve Months Ended		Percentage
	Dec 31, 2015	Sept 30, 2015	Dec 31, 2014	Sept 30, 2015	Dec 31, 2014	Dec 31, 2015	Dec 31, 2014	Change
Average Common Equity Tier 1 capital
Institutional Securities	$30.7	$32.0	$31.5	(4%)	(3%)	$32.8	$31.3	5%
Wealth Management	5.7	5.1	4.8	12%	19%	4.9	5.2	(6%)
Investment Management	1.2	1.3	2.0	(8%)	(40%)	1.3	1.9	(32%)
Parent capital	21.6	20.4	21.5	6%	--	19.2	19.2	--
Firm	$59.2	$58.8	$59.8	1%	(1%)	$58.2	$57.6	1%

Average Common Equity
Institutional Securities	$32.3	$33.8	$32.3	(4%)	--	$34.6	$32.2	7%
Wealth Management	11.9	11.4	10.7	4%	11%	11.2	11.2	--
Investment Management	2.0	2.1	2.9	(5%)	(31%)	2.2	2.9	(24%)
Parent capital	21.5	20.3	21.3	6%	1%	18.9	19.0	(1%)
Firm	$67.7	$67.6	$67.2	--	1%	$66.9	$65.3	2%

Return on average Common Equity Tier 1 capital (1)
Institutional Securities	3%	6%	*			11%	*
Wealth Management	30%	38%	148%			39%	59%
Investment Management	29%	*	*			27%	19%
Firm	5%	6%	*			10%	5%

Return on average Common Equity (1)
Institutional Securities	3%	6%	*			10%	*
Wealth Management	14%	17%	66%			17%	27%
Investment Management	17%	*	*			16%	13%
Firm	4%	6%	*			8%	5%

Notes:	-	Refer to End Notes, Definition of Performance Metrics and GAAP to Non-GAAP Measures and Legal Notice on pages 14 - 17.

MORGAN STANLEY
Quarterly Earnings Per Share
(unaudited, dollars in millions, except for per share data)

	Quarter Ended			Percentage Change From:		Twelve Months Ended		Percentage
	Dec 31, 2015	Sept 30, 2015	Dec 31, 2014	Sept 30, 2015	Dec 31, 2014	Dec 31, 2015	Dec 31, 2014	Change

Income (loss) from continuing operations	$943	$1,051	$(1,578)	(10%)	*	$6,295	$3,681	71%
Net income applicable to nonredeemable noncontrolling interests	28	31	44	(10%)	(36%)	152	200	(24%)
Income (loss) from continuing operations applicable to Morgan Stanley	915	1,020	(1,622)	(10%)	*	6,143	3,481	76%
Less: Preferred Dividends and allocation of earnings to Participating Restricted Stock Units	155	79	119	96%	30%	456	315	45%
Income (loss) from continuing operations applicable to Morgan Stanley	760	941	(1,741)	(19%)	*	5,687	3,166	80%

Gain (loss) from discontinued operations after tax	(7)	(2)	(8)	*	12%	(16)	(14)	(14%)
Less: Gain (loss) from discontinued operations after tax applicable to noncontrolling interests	0	0	0	--	--	0	0	--
Less: Allocation of earnings to Participating Restricted Stock Units	0	0	0	--	--	0	0	--
Earnings (loss) from discontinued operations applicable to Morgan Stanley common shareholders	(7)	(2)	(8)	*	13%	(16)	(14)	(14%)

Earnings (loss) applicable to Morgan Stanley common shareholders	$753	$939	$(1,749)	(20%)	*	$5,671	$3,152	80%

Average basic common shares outstanding (millions)	1,889	1,904	1,920	(1%)	(2%)	1,909	1,924	(1%)

Earnings per basic share:
Income from continuing operations	$0.40	$0.49	$(0.91)	(18%)	*	$2.98	$1.65	81%
Discontinued operations	$-	$-	$-	--	--	$(0.01)	$(0.01)	--
Earnings per basic share	$0.40	$0.49	$(0.91)	(18%)	*	$2.97	$1.64	81%

Average diluted common shares outstanding and common stock equivalents (millions)	1,939	1,949	1,920	(1%)	1%	1,953	1,971	(1%)

Earnings per diluted share:
Income from continuing operations	$0.39	$0.48	$(0.91)	(19%)	*	$2.91	$1.61	81%
Discontinued operations	$-	$-	$-	--	--	$(0.01)	$(0.01)	--
Earnings per diluted share	$0.39	$0.48	$(0.91)	(19%)	*	$2.90	$1.60	81%

Notes:	-	Refer to End Notes, Definition of Performance Metrics and GAAP to Non-GAAP Measures and Legal Notice on pages 14 - 17.

MORGAN STANLEY
End Notes

Page 2:
(1)
During the fourth quarter of 2014, Morgan Stanley incorporated funding valuation adjustments (FVA) into the fair value measurements of over-the-counter uncollateralized or partially collateralized derivatives, and in collateralized derivatives where the terms of the agreement do not permit the reuse of the collateral received.  In connection with its implementation of FVA, Morgan Stanley incurred a pre-tax charge of approximately $468 million, representing a change in accounting estimate, of which $466 million was reflected as a reduction to Institutional Securities Fixed Income & Commodities sales and trading net revenues.

(2)
On December 1, 2014, the Firm’s Compensation, Management Development and Succession (CMDS) Committee of the Board of Directors approved an approach for awards of discretionary incentive compensation for the 2014 performance year to be granted in 2015 that would reduce the average deferral of such awards to an approximate baseline of 50%. Additionally, the CMDS Committee approved the acceleration of vesting for certain outstanding deferred cash-based incentive compensation awards.  The impact of these actions on compensation and benefits expenses for the Firm and each business segment are as follows: Firm: $1,137 million, ISG: $904 million, WM: $88 million, IM: $145 million.

(3)
For the quarter and full year ended December 31, 2014, other expenses included approximately $3.1 billion of additions to legal reserves associated with legacy residential mortgage and credit crisis related matters (reported in the Institutional Securities segment).

(4)
For the year ended December 31, 2015, income tax provision / (benefit) from continuing operations included a net discrete tax benefit of $564 million primarily associated with the repatriation of non-U.S. earnings at a cost lower than originally estimated due to an internal restructuring to simplify the Firm's legal entity organization in the U.K. For the year ended December 31, 2014, the income tax provision / (benefit) from continuing operations included net discrete tax benefits of approximately $2.2 billion.  On October 31, 2014, the Firm completed a legal entity restructuring that included a change in tax status of Morgan Stanley Smith Barney Holdings LLC (MSSBH) from a partnership to a corporation.  As a result of this change in tax status, the Firm’s effective tax rate from continuing operations for the quarter and full year ended December 31, 2014, included a net discrete tax benefit of approximately $1.4 billion primarily due to the release of a deferred tax liability which was previously established.   Also included in the full year ended December 31, 2014, were net discrete tax benefits of approximately $609 million related to the remeasurement of reserves and related interest based on new information regarding the status of a multi-year tax authority examination, and approximately $237 million primarily associated with the repatriation of non-U.S. earnings at a cost lower than originally estimated.  In addition, the Firm's provision for (benefit from) income taxes was impacted by approximately $900 million as a result of non-deductible expenses related to litigation and regulatory matters.

Page 4:
(1)	For the quarters ended December 31, 2015, September 30, 2015 and December 31, 2014 the percentage of Institutional Securities corporate loans by credit rating was as follows:
- % investment grade: 36%, 37% and 39%
- % non-investment grade: 64%, 63% and 61%
(2)	For the quarters ended December 31, 2015, September 30, 2015 and December 31, 2014 the percentage of Institutional Securities corporate lending commitments by credit rating was as follows:
- % investment grade: 73%, 72% and 74%
- % non-investment grade: 27%, 28% and 26%
(3)
On December 31, 2015, September 31, 2015 and December 31, 2014, the "event-driven" portfolio of loans and lending commitments to non-investment grade borrowers were $13.5 billion, $15.8 billion and $11.6 billion, respectively.

(4)
The Institutional Securities business segment engages in other lending activity.  These activities include commercial and residential mortgage lending, asset-backed lending, corporate loans purchased in the secondary market, financing extended to equities and commodities customers, and loans to municipalities.

(5)
For the quarters ended December 31, 2015, September 30, 2015 and December 31, 2014, Institutional Securities recorded a provision for credit losses of $37.3 million, $3.5 million and $12.5 million, respectively, related to loans and $22.8 million, $4.8 million and $8.0 million related to lending commitments, respectively.

(6)
For the quarters ended December 31, 2015, September 30, 2015 and December 31, 2014, Wealth Management recorded a provision for credit losses of $14.9 million, $1.3 million and $1.0 million, respectively, related to loans. For the quarter ended December 31, 2015  a provision of $1.4 million was recorded related to lending commitments, and there was no material provision for the prior quarterly periods presented.

Page 5:
(1)
For the quarter and full year ended December 31, 2014, Morgan Stanley incurred a pre-tax charge of approximately $468 million for the initial implementation of FVA, representing a change in accounting estimate, of which $466 million was reflected as a reduction to Institutional Securities Fixed Income & Commodities sales and trading net revenues.

(2)	In the quarter ended December 31, 2014, the impact of compensation deferral expense adjustments for the Institutional Securities business segment was $904 million.
(3)
For the quarter and full year ended December 31, 2014, non-compensation expenses included approximately $3.1 billion of additions to legal reserves associated with legacy residential mortgage and credit crisis related matters.

(4)
For the year ended December 31, 2015, income tax provision / (benefit) from continuing operations included a net discrete tax benefit of $564 million primarily associated with the repatriation of non-U.S. earnings at a cost lower than originally estimated due to an internal restructuring to simplify the Firm's legal entity organization in the U.K. For the year ended December 31, 2014, income tax provision / (benefit) from continuing operations included an aggregate net discrete tax benefit of approximately $839 million comprised of: $612 million principally associated with the remeasurement of reserves and related interest due to new information regarding the status of a multi-year tax authority examination and approximately $237 million primarily associated with the repatriation of non-U.S. earnings at a cost lower than originally estimated.  In addition, the Firm's provision for (benefit from) income taxes was impacted by approximately $900 million as a result of non-deductible expenses related to litigation and regulatory matters.

MORGAN STANLEY
End Notes

Page 6:
(1)
For the quarter and full year ended December 31, 2014, Morgan Stanley incurred a pre-tax charge of approximately $468 million for the initial implementation of FVA, representing a change in accounting estimate, of which $466 million was reflected as a reduction to Institutional Securities Fixed Income & Commodities sales and trading net revenues.

Page 7:
(1)	In the quarter ended December 31, 2014, the impact of compensation deferral expense adjustments for the Wealth Management business segment was $88 million.

(2)
On October 31, 2014, the Firm completed a legal entity restructuring that included a change in tax status of Morgan Stanley Smith Barney Holdings LLC (MSSBH) from a partnership to a corporation. As a result of this change in tax status, the Firm’s effective tax rate from continuing operations for the quarter and full year ended December 31, 2014, included a net discrete tax benefit of approximately $1.4 billion primarily due to the release of a deferred tax liability which was previously established.

Page 8:
(1)	For the quarter ended December 31, 2014, approximately $128 billion of the assets in the bank deposit program were attributable to Morgan Stanley.

Page 9:
(1)
The quarters ended December 31, 2015, September 30, 2015 and December 31, 2014 include investment gains (losses) for certain funds included in the Firm's consolidated financial statements.  The limited partnership interests in these gains were reported in net income (loss) applicable to noncontrolling interests.

(2)	In the quarter ended December 31, 2014, the impact of the compensation deferral expense adjustments for the Investment Management business segment was $145 million.

Page 10:
(1)
Real Estate Investing revenues within Merchant Banking and Real Estate Investing includes gains or losses related to investments held by certain consolidated real estate funds.  These gains or losses are offset in net income (loss) applicable to noncontrolling interests.

(2)	Net Flows by region [inflow / (outflow)] for the quarters ended December 31, 2015, September 30, 2015 and December 31, 2014 were:
North America: $(4.5) billion, $18.0 billion and $3.7 billion
International: $3.5 billion, $(7.0) billion and $(0.2) billion
(3)
For the quarter ended September 30, 2015 and the full year ended December 31, 2015, Traditional Asset Management Equity net flows include $4.6 billion of inflows related to the transfer of certain portfolio managers, and their portfolios, from Wealth Management to Investment Management.

(4)	Assets under management or supervision by region for the quarters ended December 31, 2015, September 30, 2015 and December 31, 2014 were:
North America: $263 billion, $266 billion and $250 billion
International: $143 billion, $138 billion and $153 billion

Page 11:
(1)
For the quarters ended December 31, 2015, September 30, 2015 and December 31, 2014, the U.S. Bank investment securities portfolio included held to maturity investment securities of $4.9 billion, $3.5 billion and $100 million, respectively.

(2)
For the quarters ended December 31, 2015, September 30, 2015 and December 31, 2014, Other loans represent residential mortgage loans held for sale of $45 million, $45 million and $16 million, respectively.

Page 12:
(1)
In the quarter and full year ended December 31, 2014, the returns on average Common Equity and average Common Equity Tier 1 Capital for Wealth Management reflect the impact of a net discrete tax benefit of $1.4 billion related to the restructuring of a legal entity.

MORGAN STANLEY
Definition of Performance Metrics and GAAP to Non-GAAP Measures

GAAP vs. Non-GAAP Measures
(a)
From time to time, Morgan Stanley may disclose certain “non-GAAP financial measures” in the course of its earnings releases, earnings conference calls, financial presentations and otherwise.  For these purposes, “GAAP” refers to generally accepted accounting principles in the United States.  The Securities and Exchange Commission (SEC) defines a “non-GAAP financial measure” as a numerical measure of historical or future financial performance, financial positions, or cash flows that is subject to adjustments that effectively exclude, or include amounts from the most directly comparable measure calculated and presented in accordance with GAAP.  Non-GAAP financial measures disclosed by Morgan Stanley are provided as additional information to investors in order to provide them with greater transparency about, or an alternative method for assessing, our financial condition, operating results or prospective regulatory capital requirements. These measures are not in accordance with, or a substitute for GAAP, and may be different from or inconsistent with non-GAAP financial measures used by other companies.  Whenever we refer to a non-GAAP financial measure, we will also generally define it or present the most directly comparable financial measure calculated and presented in accordance with GAAP, along with a reconciliation of the differences between the non-GAAP financial measure we reference and such comparable GAAP financial measure.  In addition to the following notes, please also refer to the Firm's fourth quarter earnings release footnotes for such definitions and reconciliations.

(b)
The following are considered non-GAAP financial measures: earnings (loss) per diluted share excluding DVA, return on average common equity metrics, return on average common equity excluding DVA metrics, return on average Common Equity Tier 1 capital, Tangible Common Equity, Tangible book value per common share and pre-tax margin. These measures are calculated as follows:
     - The earnings (loss) per diluted share amounts, excluding DVA represent net income (loss) from continuing operations applicable to Morgan Stanley, or net income (loss) applicable to Morgan Stanley, in each case adjusted for the positive / (negative) impact of DVA, less preferred dividends divided by the average number of diluted shares outstanding.
     - The return on average common equity and the return on average common equity from continuing operations equal income applicable to Morgan Stanley in each case less preferred dividends as a percentage of average common equity.
     - The return on average common equity and the return on average common equity from continuing operations excluding DVA are adjusted for DVA in each case in the numerator and denominator.
     - The return on average Common Equity Tier 1 capital from continuing operations equals income applicable to Morgan Stanley less preferred dividends as a percentage of average Common Equity Tier 1 capital.
     - Tangible common equity equals common equity less goodwill and intangible assets net of allowable mortgage servicing rights deduction.
     - Tangible book value per common share equals tangible common equity divided by period end common shares outstanding.
     - Pre-tax profit margin percentages represent income from continuing operations before income taxes as a percentage of net revenues.

(c)
Results for the quarters ended December 31, 2015, September 30, 2015 and December 31, 2014, include positive/(negative) revenue of $(124) million, $435 million and $223 million, respectively, related to the change in the fair value of certain of the Firm's long-term and short-term borrowings resulting from the fluctuation in the Firm's credit spreads and other credit factors (Debt Valuation Adjustment, DVA).  Results for the full year ended December 31, 2015 and December 31, 2014, include positive DVA revenue of $618 million and $651 million, respectively.

(d)
The fully phased-in Common Equity Tier 1 risk-based capital ratio and fully phased-in Supplementary Leverage Ratio are proforma estimates which represent non-GAAP financial measures that the Company considers to be useful measures for evaluating compliance with new regulatory capital requirements that have not yet become effective.  Supplementary leverage ratio equals Tier 1 capital (calculated under U.S. Basel III transitional rules) divided by the total supplementary leverage exposure.  For information on the calculation of regulatory capital and ratios for prior periods, please refer to Part 2, Item 7 "Regulatory Requirements" in Morgan Stanley's Annual Report on Form 10-K for the year ended December 31, 2014 and Part 1, Item 2 "Regulatory Requirements" in Morgan Stanley's Quarterly Report on Form 10-Q for the quarter ended September 30, 2015.

Definitions and notes on financial performance metrics
(a)	Book value per common share equals common equity divided by period end common shares outstanding.
(b)
Firmwide regional revenues reflect the Firm's consolidated net revenues on a managed basis. Further discussion regarding the geographic methodology for net revenues is disclosed in Note 21 to the consolidated financial statements included in the Firm's Annual Report on Form 10-K for the year ended December 31, 2014.

(c)
As a U.S. Basel III Advanced Approach banking organization, the Firm is required to compute risk-based capital ratios using both (i) standardized approaches for calculating credit risk weighted assets (“RWAs”) and market risk RWAs (the “Standardized Approach”); and (ii) an advanced internal ratings-based approach for calculating credit risk RWAs, an advanced measurement approach for calculating operational risk RWAs, and an advanced approach for market risk RWAs calculated under Basel III (the “Advanced Approach”). To implement a provision of the Dodd-Frank Act, U.S. Basel III subjects Advanced Approach banking organizations that have been approved by their regulators to exit the parallel run, such as the Firm, to a permanent “capital floor.”  In calendar year 2014, the capital floor resulted in the Firm's capital ratios being the lower of the capital ratios computed under the Advanced Approach or the U.S. Basel I-based rules as supplemented by the market risk rules known as “Basel 2.5”. Beginning on January 1, 2015, the capital floor is the lower of the capital ratios computed under the Advanced Approach or the Standardized Approach under U.S. Basel III, taking into consideration applicable transitional provisions. As of December 31, 2015, the lower ratio is represented by U.S. Basel III Advanced Approach. These computations are preliminary estimates as of January 19, 2016 (the date of this release) and could be subject to revision in Morgan Stanley’s 2015 Form 10-K.  For information on the calculation of regulatory capital and ratios for prior periods, please refer to Part 2, Item 7 "Regulatory Requirements" in Morgan Stanley's Annual Report on Form 10-K for the year ended December 31, 2014 and Part 1, Item 2 "Regulatory Requirements" in Morgan Stanley's Quarterly Report on Form 10-Q for the quarter ended September 30, 2015.

(d)
The global liquidity reserve, which is held within the bank and non-bank operating subsidiaries, is comprised of highly liquid and diversified cash and cash equivalents and unencumbered securities. Eligible unencumbered securities include U.S. government securities, U.S. agency securities, U.S. agency mortgage-backed securities, non-U.S. government securities and other highly liquid investment grade securities.

(e)	The Firm's goodwill and intangible balances are net of allowable mortgage servicing rights deduction.
(f)
Institutional Securities net income applicable to noncontrolling interests primarily represents the allocation to Mitsubishi UFJ Financial Group, Inc. of Morgan Stanley MUFG Securities Co., Ltd, which the Firm consolidates.

(g)
VaR represents the loss amount that one would not expect to exceed, on average, more than five times every one hundred trading days in the Firm's trading positions if the portfolio were held constant for a one-day period. Further discussion of the calculation of VaR and the limitations of the Firm's VaR methodology, is disclosed in Part II, Item 7A "Quantitative and Qualitative Disclosures about Market Risk"  included in the Firm's 2014 Form 10-K.

(h)	Annualized revenue per Wealth Management representative is defined as annualized revenue divided by average representative headcount.
(i)	Client assets per Wealth Management representative represents total client assets divided by period end representative headcount.
(j)	Wealth Management client liabilities reflect U.S. Bank lending and broker dealer margin activity.
(k)	Wealth Management fee based client account assets represent the amount of assets in client accounts where the basis of payment for services is a fee calculated on those assets.
(l)	Wealth Management fee based asset flows include net new fee-based assets, net account transfers, dividends, interest, and client fees and exclude cash management related activity.
(m)	The alternatives asset class within Traditional Asset Management includes a range of investment products such as funds of hedge funds, funds of private equity funds and funds of real estate funds.
(n)
Investment Management net flows include new commitments, investments or reinvestments, net of client redemptions, returns of capital post-fund investment period and dividends not reinvested; and excludes the impact of the transition of funds from their commitment period to the invested capital period.

(o)	The share of minority stake assets represents Investment Management's proportional share of assets managed by entities in which it owns a minority stake.
(p)	U.S. Bank refers to the Firm’s U.S. Bank operating subsidiaries Morgan Stanley Bank, N.A. and Morgan Stanley Private Bank, National Association and excludes transactions with affiliated entities.
(q)
The Institutional Securities U.S. Bank other lending data includes activities related to commercial and residential mortgage lending, asset-backed lending, corporate loans purchased in the secondary market, financing extended to equities and commodities customers, and loans to municipalities.

(r)
The Firm’s capital estimation and attribution to the business segments are based on the Required Capital framework, an internal capital adequacy measure which considers risk, leverage, potential losses from extreme stress events, and diversification under a going concern capital concept at a point in time.  The framework also takes into consideration regulatory capital requirements as well as capital required for organic growth, acquisitions and other business needs. For further discussion of the framework, refer to Part I, Item 2 "Regulatory Requirements" in Morgan Stanley's Quarterly Report on Form 10-Q for the quarter ended September 30, 2015.

(s)	Preferred stock dividend / other includes allocation of earnings to Participating Restricted Stock Units (RSUs).
(t)
The Firm calculates earnings per share using the two-class method as described under the accounting guidance for earnings per share.  For further discussion of the Firm's earnings per share calculations, see page 13 of the Financial Supplement and Note 14 to the consolidated financial statements in the Firm's Quarterly Report on Form 10-Q for the quarter ended September 30, 2015.

MORGAN STANLEY
Legal Notice

This Financial Supplement contains financial, statistical and business-related information, as well as business and segment trends.
The information should be read in conjunction with the Firm's fourth quarter earnings press release issued January 19, 2016.

17